NYSE: TBN, ASX: TBN 1Q FY26 Result Presentation Mr. Dick Stoneburner – Chairman & Interim CEO North America: November 13, 2025 | Australia: November 14, 2025

The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include statements on Tamboran Resources Corporation's ("we", "us" or the "Company") opinions, expectations, beliefs, plans objectives, assumptions or projections regarding future events or future results. All statements, other than statements of historical fact included in this presentation regarding our strategy, present and future operations, financial position, estimated revenues and losses, projected costs, estimated reserves, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, words such as “may,” “assume,” “forecast,” “could,” “should,” “will,” “plan,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “budget”, "achieve," "progress," "target," "expand," "deliver“, "potential," "propose," "enter," "provide," "contribute," and similar expressions are used to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events at the time such statement was made. These forward‐looking statements are not a guarantee of our performance, and you should not place undue reliance on such statements. Forward looking statements may include statements about, among other things: our business strategy and the successful implementation of our business strategy; our future reserves; our financial strategy, liquidity and capital required for our development programs; estimated natural gas prices; our dividend policy; the timing and amount of future production of natural gas; our drilling and production plans; competition and government regulation; our ability to obtain and retain permits and governmental approvals; legal, regulatory or environmental matters; marketing of natural gas; business or leasehold acquisitions and integration of acquired businesses; our ability to develop our properties; the availability and cost of developing appropriate infrastructure around and transportation to our properties; the availability and cost of drilling rigs, production equipment, supplies, personnel and oilfield services; costs of developing our properties and of conducting our operations; our ability to reach FID and execute and complete our planned pipeline or planned LNG export projects; our anticipated Scope 1, Scope 2 and Scope 3 emissions from our businesses and our plans to offset our Scope 1, Scope 2 and Scope 3 emissions from our business; our ESG strategy and initiatives, including those relating to the generation and marketing of environmental attributes or new products seeking to benefit from ESG related activities; general economic conditions, including cost inflation; credit markets and the ability to obtain future financing on commercially acceptable terms; our ability to expand our business, including through the recruitment and retention of skilled personnel; our dependence on our key management personnel; our future operating results; and our plans, objectives, expectations and intentions. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Tamboran is subject to known and unknown risks, many of which are beyond the ability of Tamboran to control or predict. These risks may include, for example, movements in oil and gas prices, risks associated with the development and operation of the acreage, exchange rate fluctuations, an inability to obtain funding on acceptable terms or at all, loss of key personnel, an inability to obtain appropriate licenses, permits and or/or other approvals, inaccuracies in resource estimates, share market risks and changes in general economic conditions. Such risks may affect actual and future results of Tamboran and its securities. Maps and diagrams contained in this presentation are provided to assist with the identification and description of Tamboran’s interests. The maps and diagrams may not be drawn to scale. This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications or other published independent sources. Although we believe these third-party sources are reliable as of their respective dates, we have not independently verified the accuracy or completeness of this information. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, which could cause our results to differ materially from those expressed in these third-party publications. Numbers in this report have been rounded. As a result, some figures may differ insignificantly due to rounding and totals reported may differ insignificantly from arithmetic addition of the rounded numbers. All currency amounts are represented as USD unless otherwise stated (AUD/USD exchange rate of 0.65). This presentation does not purport to be all inclusive or to necessarily contain all the information that you may need or desire to perform your analysis. In all cases, you should conduct your own investigation and analysis of the data set forth in this presentation, and should rely solely on your own judgment, review and analysis in evaluating this presentation. This presentation contains trademarks, tradenames and servicemarks of other companies that are the property of their respective owners. We do not intend our use or display of other companies’ trademarks, tradenames and servicemarks to imply relationships with, or endorsement or sponsorship of us by, these other companies. This announcement was approved and authorised for release by Mr. Dick Stoneburner, the Chairman & Interim CEO of Tamboran Resources Corporation. Disclaimer 2

Tamboran Resources Corporation (NYSE: TBN, ASX: TBN)

1Q FY26 highlights

1. **SS Pilot Project reached Final Investment Decision having received key approvals, Native Title Holder consent and third-party debt funding**
2. **Completed the first batch drilling program in the Beetaloo Basin with all three wells successfully drilled by H&P with a 10,000-foot horizontal section. Stimulation of SS-6H is underway using Liberty Energy frac fleet**
3. **Construction activities on the SPCF and SPP are well progressed and on track and on budget to deliver first gas in mid-2026, subject to weather conditions**
4. **Announced the expected acquisition of Falcon to increase Tamboran's Beetaloo Basin acreage position to 2.9 million net prospective acres and increase ownership of the Phase 2 Development Farmout Area**
5. **Raised US$56.1 million via a Public Offer at US$21 per share which was supported by US$10 million investment from new strategic partner Baker Hughes. Entered subscription agreements with certain investors to raise up to US$32.0 million via a PIPE transaction(1)**
6. **Pro forma cash balance of ~US$140 million, including expected near term inflows of US$100 million(2) and cash balance of US$39.6 million on September 30, 2025**

(1) *Subject to shareholder approval at a shareholder vote in January 2026.*
(2) *Near term cash inflows include US$15 million from acreage sale to DWE (announced May 2025), US$53.0 million (post-fees) from the October 2025 Public Offer and US$32.0 million from PIPE transaction, subject to shareholder approval in January 2026.*

3

Reached key commercial terms ✓ Unconditional Gas Sales Agreement signed with NT Government for sale of 40 TJ/d ✓ Gas Processing Agreement signed with SPCF Trust (50% TBN, 50% DWI) for processing ✓ Gas Transportation Agreement signed with APA Group for transport to delivery to the local network ✓ Finalized US$35 million (net Tamboran) financing to fund remaining construction costs of the SPCF(1) ✓ Funded to complete the five wells required to reach plateau production Secured key approvals to sell appraisal gas under the Beneficial Use of Gas (BUG) Legislation(2) ✓ Consent and support for the sale of gas from Native Title Holders and the Northern Land Council ✓ Approval from the NT Government Timeline − On track to deliver first gas sales via commissioning in mid-2026, subject to weather conditions and successful completion of the stimulation of remaining four wells (1x well in 2025 and 3x wells in 2026) Final Investment Decision for SS Pilot Project 4 SS Pilot Project reached FID in September 2025 | On track to deliver gas to the Northern Territory Government from mid-2026 (1) Up to US$59 million (net Tamboran) debt facility available based on the P90 cost estimate for construction of the SPCF, including interest and financing fees. (2) Consent from Native Title Holders for the sale of up to 60 TJ per day over a three-year period from September 2025. The BJV will now secure necessary approvals to support longer-term production via an Indigenous Land Use Agreement, including the grant of production licenses. SS-2H ST1 wellhead on SS2 well pad SS-2H ST1 wellhead

5 Completed SS Pilot Project drilling Successfully delivered three well batch drilling campaign, a first in the Beetaloo Basin, each with 10,000-foot horizontal - 5,000 10,000 15,000 20,000 25,000 - 5 10 15 20 25 30 35 40 45 M e a s u re d D e p th ( fe e t) Tamboran-operated Beetaloo Basin Wells SS-1/1H (2023) SS-2H (2024) SS-2H ST1 (2024) SS-3H (2024) SS-4H (2025) SS-5H (2025) SS-6H (2025) SS-2H ST1 20 days − Largest drilling program conducted in the Beetaloo Basin (~63,500 feet drilled across three wells) − Three wells each successfully drilled with a 10,000-foot horizontal section in the Mid Velkerri B Shale using the Helmrich & Payne (NYSE: HP) super-spec FlexRig® Flex 3 rig − Average spud-to-TD of <27 days − Total program delivered 9-days ahead of schedule and below budget − Program delivered with increased efficiency driven by the application of new Baker Hughes anti-vibration drilling technology − SS-6H achieved fastest horizontal section in the Mid Velkerri B Shale to date (>3,750 feet in a day) − Coiled tubing issue occurred in SS-4H well during cleanout resulting in the stimulation being moved to SS-6H to maintain schedule − Tubing planned to be retrieved following the SS-6H stimulation program with no expected impact to well integrity Target <25 days (1) SS-1H well drilled to TD in 41 days (34.7 days to drill to horizontal section TD without pilot hole activities). Reached TD on vertical pilot hole in 21.5 days. The vertical section added 6.3 days to overall drilling of SS-1H. SS-3H 25 days SS-2H 35 days SS-1H 41 days(1) SS-5H 28 days SS-4H 27 days SS-6H 25 days

6 Commenced stimulation operations SS-6H stimulation campaign commenced | Targeting up to 60 stages over 10,000 feet of Mid Velkerri B shale − SS-6H well successfully pressure tested − Liberty Energy (NYSE: LBRT) commenced 60-stage stimulation program in early November 2025 − Focus on replicating the SS-1H stimulation approach following lessons from recent campaigns − Targeting similar fluid and proppant intensity used on the SS-1H: o ~370,000 lb per stage (~22.2 million lb over 60 stages) o Targeting proppant intensity of 2,250 lb/ft − Expected to complete the stimulation program by end-2025 − Planning to commence IP30 flow test in 1Q 2026, subject to weather conditions and soaking duration Liberty Energy frac fleet commencing stimulation of the SS-6H well

Sturt Plateau Compression Facility construction Remains within budget and on schedule | First commercial sales on track for mid-2026 7 Compressor units installed on SS2 pad TEG package installed − Construction works progressing to plan − Compressors and TEG package installation nearing completion − Within P50 budget and schedule − 68% complete at end October 2025 − Secured up to US$118 million (gross JV) via a three-tranche financing facility with a consortium of lenders to cover funding up to the P90 cost estimate for the SPCF, inclusive of interest and financing fees − Financing facility guaranteed by Northern Territory Government for Tamboran’s 50% share of the debt facility (up to A$75 million) − SPCF sub-trust to charge an expected indicative tariff of ~US$2.5 million per month(1) to upstream operations to process gas, based on the P90 cost estimate (1) Indicative monthly tariff to be finalized based on the total cost of delivering construction of the SPCF. Based on AUD/USD FX rate of 0.65.

tamboran
RESOURCES

Sturt Plateau Pipeline construction

APA-operated pipeline on track for Practical Completion by the end of 2025



SPP pipe stringing



SPP pipe welding – mobile production line


AGP North Route to Darwin
(~50 TJ/d)
(~49 MMcf/d)
SPP
(up to 100 TJ/d)
(~98 MMcf/d)
SPCF
(50 TJ/d, expandable to 100 TJ/d)
(~49 MMcf/d, expandable to ~98 MMcf/d)
AGP South Route to Tennant Creek/East Coast
(~50 TJ/d, expandable to 75 TJ/d)
(~49 MMcf/d, expandable to 73 MMcf/d)

- APA has commenced construction of the SPP, connecting the SPCF to the AGP
- 60% of the 23 miles (37 km) pipeline has been welded
- 4 miles (6 km) trenched and buried
- Construction progressing to plan
- Within budget and schedule
- Practical Completion expected by the end of 2025

8

tamboran RESOURCES

Tamboran increasing its dominant acreage position over the Beetaloo depocenter

>50% increase in net prospective acres building on Tamboran's existing large position across the core of the Basin tamboran RESOURCES + FALCON OIL & GAS



Existing Pipeline to Darwin
Beetaloo depocenter
Northwest Beetaloo
(22.5%)
Northeast Beetaloo
(22.5%)
EP 161
North Beetaloo
(100%*)
RL 10
Phase 2 Development Area
(79%*)
(22.5%)
EP 136
(100%*)
Carpentaria Hwy
McArthur River Gas Pipeline
Amadeus Gas Pipeline
EP(A) 197
(100%*)
(12.5%)
EP 143
(100%*)
Southeast Beetaloo
(100%*)
Existing Pipeline to East Coast
N
LEGEND
Tamboran operating acreage
Tamboran non-operating acreage
Santos-operated JV
Beetaloo depocentre
Existing gas pipeline
Highway
Sturt Plateau Pipeline
Drilled wells
0 10 20 30 40 50 100km

2.9 million	US$552 million
Acreage (million acres)	Equity Value (US$)

Upon closing of the acquisition Tamboran will hold:

- **2.9 million net prospective acres** across the Beetaloo Basin depocenter
- **52% increase to net prospective acres**
- **>40,000 gross drilling locations** across the pro forma Beetaloo Basin acreage position[(1)]
- interest across **>90% of the Beetaloo depocenter**
- an increased interest in the Phase 2 Development Area, a strengthened position ahead of farmout process
- reduced royalty costs

Note: Working interests and proposed permit boundaries on the map are subject to the completion of the acquisition of Falcon Oil & Gas Ltd. and the proposed acreage swap with Daly Waters Energy, LP.
(1) Based on 10,000-foot horizontal wells, with well spacing of ~1,640 feet and includes the Mid Velkerri A, B, Lower B and C shale formations.

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tamboran RESOURCES

Farmout update and proposed acreage swap with DWE

Increasing farmout acreage to 500,000 acres and alignment with DWE | Tamboran and DWE to align 50/50% on Pilot Area

- **Increased the Phase 2 Development Area to 500,000 acres**
- 100,000 acres added from Daly Waters Energy (DWE) operated acreage adjacent to the Pilot Area
- Tamboran expected to hold ~45% interest in the farmout block (FOG 22.5%, DWE ~33%)
- Post-completion of the Falcon acquisition, Tamboran and DWE have agreed, in principle, to swap ownership of ~60,000 net acres between the Phase 2 Development Area and the Southwest Beetaloo block

Ownership (Post-Falcon acquisition and proposed swap arrangement with DWE)

	tamboran RESOURCES	DALY WATERS
Phase 2 Development Area	78%*	22%
Northern Pilot Project Area	50%*	50%
Southern Pilot Project Area	50%	50%*
RL10	92%*	8%



Existing Pipeline to Darwin
Northern Pilot Area (50%*)
Southern Pilot Area (50%)
Northwest Beetaloo (22.5%)
Amungee NW 1H, 2H & 3H
Northeast Beetaloo (22.5%)
Kalala South 1
Shenandoah 1A
Phase 2 Development Area (78%*)
North Beetaloo (100%*)
RL 10 (92%*)
EP 161 (25%)
Maverick 1
Carpentaria Hwy
EP 136 (100%*)
McArthur River Gas Pipeline
Amadeus Gas Pipeline
EP(A) 197 (100%*)
(22.5%)
Velkerri 76 S2-1
(12.5%)
Beetaloo W1
Southeast Beetaloo (100%*)
EP 143 (100%*)
Existing Pipeline to East Coast
N
LEGEND
Tamboran operating acreage
Tamboran non-operating acreage
Santos-operated JV
Beetaloo depocentre
Existing gas pipeline
Highway
Sturt Plateau Pipeline
Drilled wells
0 10 20 30 40 50 100km

Note: Working interests and proposed permit boundaries on the map are subject to the completion of the acquisition of Falcon Oil & Gas Ltd. and the proposed acreage swap with Daly Waters Energy, LP.
**Denotes operator.*

10

Tamboran’s Strategic Partnerships in place to accelerate large scale Beetaloo and LNG development Baker Hughes joins list of key strategic partners supporting the unlocking of the Beetaloo Basin 11 (5.0% TBN shareholder)(1) Strategic Drilling Partner Tamboran / H&P (NYSE: HP) Strategic Alliance to import modern US unconventional drilling rigs into the Beetaloo Basin (currently operating) Two-year rig contract in place for initial H&P FlexRig® super-spec rig and an option to import four additional FlexRig super spec rigs into the Beetaloo Basin Successfully completed first batch drilling program in the Beetaloo Basin with three wells drilled in 2H 2025 (4.4% TBN shareholder)(1) Strategic Completions Partner Tamboran and Liberty (NYSE: LBRT) entered into Strategic Partnership to import a modern frac fleet into the Beetaloo Basin in 2024 Fit-for-purpose completion equipment has potential to significantly reduce costs of future completions and increase efficiency Successfully completed 35 stage stimulation program within the SS-2H ST1 well. SS-6H stimulation commenced in November 2025 Strategic Pipeline Partner Tamboran and APA Group (ASX: APA) entered into three agreements to support the development of the Beetaloo Basin assets to the East Coast gas market and Darwin Reached final binding agreements with APA to deliver the Sturt Plateau Pipeline (SPP), which connects the Pilot Project with the Northern Territory market APA to build, own and operate the 12-inch, 23-mile pipeline LNG Pre-FEED EPC Contractor Awarded Pre-FEED contract to Bechtel, one of the world’s most experienced LNG EPC contractors NTLNG pre-FEED completed in mid-2025 Tamboran exploring partnership opportunities to proceed with additional work, including commencement of FEED activities (potentially via the farmout process) (2.3% TBN shareholder)(1) Strategic OFS Partner Tamboran and Baker Hughes partnership to provide best- practice and OFS equipment to Tamboran’s Beetaloo Basin operation to reduce costs in the upcoming drilling and completions program The relationship provides a pathway to lower costs and the utilization of BH’s world class expertise and technology in OFS solutions, data center power solutions and LNG equipment (1) Share ownership based on 20,493,969 Common Stock (post-Public Offer, pre-PIPE and SPP offer and acquisition of Falcon Oil & Gas Limited).

tamboran RESOURCES

Strong balance sheet to fund activities to first gas sales

Total cash and expected near-term inflows of ~US$140 million at September 30, 2025

- Cash and expected near term cash inflows of ~US$140 million at September 30, 2025
- Completed Public Offer to raise US$53.0 million (post fees) in October 2025 to support FY26 drilling long lead items and funding for EP 161 drilling activities
- Entered subscription agreements with certain investors to raise up to US$32.0 million via a PIPE transaction, subject to shareholder approval at a vote in January 2026
- Funding from cash balance, expected inflows and SPCF debt facility to support Tamboran to first production in mid-2026, subject to weather conditions
- Progressing application for research and development rebate, if successful, provides incremental cash inflows



1Q FY26 Change in Cash Balance
US$ million
45.2
13.8
2.5(1)
10.3
4.7(2)
39.6
15.0
53.0
32.0
139.6
Cash Balance (June 30, 2025)
Cash Flow from Operations
Cash Flow from Investing
Issue of Common Stock
Other
Cash Balance (Sept. 30, 2025)
Checker Sale to DWE
Public Offer Raise
PIPE Transaction
Pro Forma Cash Balance

(1) Cash flow from investing includes cash associated with drilling activity and infrastructure; Cash flow from investing adjusted for receivables relating to cash calls due from JV partners
(2) Includes performance bond facility fees and lease payments, partially offset by FX adjustments.

12

Upcoming catalysts Delivering on key milestones and progressing towards production from 40 TJ/d (~39 MMcf/d) SS Pilot Project in mid-2026 13Note: Timing of upcoming catalysts is indicative, and subject to change in the event of unforeseen events, delays due to weather and key stakeholder and Joint Venture approvals. Refer to disclaimer on Slide 2. 2H 2025 Commenced RBC farmout process for Phase 2 Development Area 2H 2025 Successfully drilled the SS-4H, -5H and -6H Pilot wells 2H 2025 Reached Final Investment Decision of the SS Pilot Project 2H 2025 SPP pipeline in progress; commenced construction of SPCF 2H 2025 / 1Q 2026 Stimulation and IP30 flow test of the SS-6H well 1Q 2026 Finalize farmout of Phase 2 Development Area 1H 2026 Stimulation of the SS-3H, -4H and -5H wells ahead of commencement of production 1H 2026 Completion of Falcon acquisition Mid 2026 Target SS Pilot Project first gas sales of 40 TJ/d

Q&A